UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) of ss. 240.14a-12.

                                   ----------

                              WANGER ADVISORS TRUST
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                             WANGER ADVISORS TRUST
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016

                                                               October 15, 2003

Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Wanger Advisors Trust which will be held on Monday, November 24, 2003 at 9:00 a.m. Central time at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

     Among the matters scheduled for consideration at the meeting are the election of the trustees named in the attached proxy statement.

     Your vote is important. Please take the time to familiarize yourself with the Proposal. Then, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

     If you have any questions about voting, please call 1-800-4-WANGER.

                                       Sincerely,

                                       Charles P. McQuaid
                                       President

                             WANGER ADVISORS TRUST
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016
                        1-800-492-6437 (1-800-4-WANGER)


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           Monday, November 24, 2003

     A special meeting of shareholders of Wanger Advisors Trust ("WAT" or the "Trust") will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m., Central time on Monday, November 24, 2003. At the meeting, shareholders will be asked to vote on the following proposals:

    1. To elect five trustees; and

    2. To transact any other business that properly comes before the meeting.

     Shareholders of record as of the close of business on October 1, 2003 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about October 15, 2003.

                                       By Order of the Board of Trustees,

                                       Bruce H. Lauer
                                       Secretary

October 15, 2003
Chicago, Illinois

                   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT
                  THE MEETING, PLEASE COMPLETE AND RETURN THE
               ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON
                           IF YOU ATTEND THE MEETING.

                             WANGER ADVISORS TRUST
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016
                        1-800-492-6437 (1-800-4-WANGER)

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                               November 24, 2003

     This proxy statement is being sent to you by the board of trustees of Wanger Advisors Trust. The board is asking you to complete and return the enclosed proxy card, permitting your shares of Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Twenty or Wanger Foreign Forty to be voted at the meeting, even if you cannot attend the meeting in person. The meeting will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m. Central time, on Monday, November 24, 2003 (called the "Meeting"). Shareholders of record at the close of business on October 1, 2003 (called the "record date") are entitled to vote at the meeting.

     You should also have received WAT's annual report to shareholders for the fiscal year ended December 31, 2002 and the semi-annual report to shareholders dated June 30, 2003. If you would like another copy of the annual or semi-annual reports, please write to WAT at the address shown at the top of this page or call WAT at 800-492-6437. The reports will be sent to you without charge.

     For convenience, Wanger Advisors Trust is referred to in this proxy statement as "WAT" or "the Trust." Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty are referred to individually as a "Fund" and together as the "Funds."

     This proxy statement and enclosed proxy are being mailed to shareholders on or about October 15, 2003.

                              SUMMARY OF PROPOSAL

     This proxy statement covers one Proposal -- the election of trustees. The shareholders of all Funds will vote on the election of trustees.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

     The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the five nominees named below as trustees of the Trust. Three of the nominees currently serve as trustees. Each nominee has been recommended by the governance committee of the board of trustees and each nomination was unanimously approved by the board of trustees.

     The governance committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act").

     Of the nominees listed below, Messrs. Hasselbring and Wanger and Ms. Werhane are currently members of the board of trustees of WAT and have served in that capacity continuously since originally elected or appointed. Messrs. Hasselbring and Wanger have been previously elected by the shareholders of WAT. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee is unable to serve because of an event not now anticipated or for good reason becomes unwilling to serve, the persons named as proxies may vote for another person designated by the board of trustees.

     The following table sets forth each nominee's position(s) with the Trust, date of birth, principal occupation or employment during the past five years, directorships and trusteeships and the date on which he or she first became a trustee of WAT.

                                                                                  Number of
   Name, Position(s)                                                            Portfolios in
      with Wanger       Year First                                              Fund Complex
    Advisors Trust      Elected or                                               Overseen by
      and Age at         Appointed         Principal Occupation(s) during         Trustee/          Other
    January 1, 2003      to Office                Past Five Years                  Nominee      Directorships
---------------------- ------------  ----------------------------------------- --------------  --------------
Trustees/Nominees who are not interested persons of Wanger Advisors Trust:

Jerome L. Duffy, 66,   N/A           Retired since December 31, 1997; prior          4         None.
Nominee                              thereto, senior vice president, Kemper
                                     Financial Services and treasurer, Kemper
                                     Funds.

                                                                                        Number of
     Name, Position(s)                                                                Portfolios in
        with Wanger         Year First                                                Fund Complex
      Advisors Trust        Elected or                                                 Overseen by
        and Age at           Appointed          Principal Occupation(s) during          Trustee/          Other
      January 1, 2003        to Office                 Past Five Years                   Nominee      Directorships
-------------------------- ------------  ------------------------------------------- --------------  --------------
Fred D. Hasselbring, 61,                 Retail industry, general project                  4         None.
Trustee                    1994          development and business computer
Lead Independent Trustee   2003          systems consultant; voice over specialist
                                         for industrial and institutional
                                         applications.

Dr. Kathryn A. Krueger,    N/A           Medical Advisor, Cardiovascular                   4         None.
M.D., 45                                 Therapeutic Area, Lilly Research
Nominee                                  Laboratories (January 2003 to present);
                                         Medical Director, Cardiovascular
                                         Therapeutic Area, Lilly Research
                                         Laboratories (October 2002 to
                                         December 2002); Medical Director,
                                         Neptune Product Team, Lilly Research
                                         Laboratories (October 2001 to October
                                         2002); Acting Director and Senior
                                         Clinical Research Physician, Lilly
                                         Research Laboratories (April 2001 to
                                         September 2001); Senior Clinical
                                         Research Physician, Lilly Research
                                         Laboratories (January 2000 to March
                                         2001); Clinical Research Physician,
                                         Lilly Research Laboratories (June 1996
                                         to December 1999).

Patricia H. Werhane, 67,   1998          Ruffin Professor of Business Ethics,              4         None.
Trustee                                  Darden Graduate School of Business
                                         Administration, University of Virginia,
                                         since 1993; Darden Graduate School of
                                         Business Administration, University of
                                         Virginia, since September 2001; and
                                         Wicklander Chair of Business Ethics
                                         and Director of the Institute for Business
                                         and Professional Ethics, DePaul
                                         University (since September 2003).

                                                                                   Number of
   Name, Position(s)                                                             Portfolios in
      with Wanger        Year First                                              Fund Complex
     Advisors Trust      Elected or                                               Overseen by
       and Age at         Appointed         Principal Occupation(s) during         Trustee/          Other
    January 1, 2003       to Office                Past Five Years                  Nominee      Directorships
----------------------- ------------  ----------------------------------------- --------------  --------------
Trustees/Nominees who are an interested person of Wanger Advisors Trust:

Ralph Wanger, 68,       1994          President, chief investment officer and         10        Columbia
Chairman and Trustee*                 portfolio manager, Columbia Wanger                        Acorn Trust.
                                      Asset Management, L.P. ("Columbia
                                      WAM") (July 1992 through September
                                      2003); president, Columbia Acorn Trust
                                      (April 1992 through September 30,
                                      2003); president, Wanger Advisors Trust
                                      (1994 through September 30, 2003);
                                      principal, Wanger Asset Management,
                                      L.P. ("WAM") from July 1992 until
                                      September 29, 2000; president, WAM
                                      Ltd. from July 1992 to September 29,
                                      2000; president and director, WAM
                                      Acquisition GP, Inc. since
                                      September 29, 2000; director, Wanger
                                      Investment Company plc.

----------------
* Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Columbia WAM. Effective September 30, 2003, Mr. Wanger stepped down as President of the Trust and president, chief investment officer and portfolio manager of Columbia WAM. As of that date, Charles P. McQuaid became chief investment officer of Columbia WAM.

     Mr. P. Michael Phelps, 69 and retired since 1998, is not standing for re-election as trustee.

     The address for each of the trustees and nominees is c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

     The following table shows the dollar range of equity securities of the Funds "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each trustee or nominee as of August 31, 2003:

-------------------------------------------------------------------------------------
                                                                       Aggregate
                                                                     Dollar Range of
                                                                    Equity Securities
                                                                    in All Registered
                                                                       Investment
                                                                        Companies
                                                                        Overseen
                                                                       by Trustee
                                                                       or Nominee
                                                  Dollar Range of     in Family of
Name of Trustee                                   Equity Securities    Investment
or Nominee              Name of Fund                in each Fund       Companies
-------------------------------------------------------------------------------------
 Trustees/Nominees who are not interested persons of Wanger Advisors Trust:

-------------------------------------------------------------------------------------
 Jerome L. Duffy        Wanger U.S. Smaller             None            None
                        Companies

                        Wanger International            None
                        Small Cap

                        Wanger Twenty                   None

                        Wanger Foreign Forty            None
-------------------------------------------------------------------------------------
 Fred D. Hasselbring    Wanger U.S. Smaller             None            None
                        Companies

                        Wanger International            None
                        Small Cap

                        Wanger Twenty                   None

                        Wanger Foreign Forty            None
-------------------------------------------------------------------------------------
 Dr. Kathryn A.         Wanger U.S. Smaller             None            None
 Krueger                Companies

                        Wanger International            None
                        Small Cap

                        Wanger Twenty                   None

                        Wanger Foreign Forty            None
-------------------------------------------------------------------------------------
 Patricia H. Werhane    Wanger U.S. Smaller             None            None
                        Companies

                        Wanger International            None
                        Small Cap

                        Wanger Twenty                   None

                        Wanger Foreign Forty            None
-------------------------------------------------------------------------------------
 Trustees/Nominees who are interested persons of Wanger Advisors Trust:

-------------------------------------------------------------------------------------
 Ralph Wanger           Wanger U.S. Smaller             over $100,000   over $100,000
                        Companies

                        Wanger International            over $100,000
                        Small Cap

                        Wanger Twenty                   over $100,000

                        Wanger Foreign Forty            over $100,000
-------------------------------------------------------------------------------------

     As of August 31, 2003, no trustee or nominee who is not an interested person of WAT beneficially owned shares of the Funds. The table below shows the number of Fund shares beneficially owned by each interested trustee and nominee, as well as the trustees and officers of the Trust as a group, as of August 31, 2003.

----------------------------------------------------------------------------------------------------------
Name of Trustee
or Nominee                       Name of Fund                   Number of Shares Owned          Percentage
----------------------------------------------------------------------------------------------------------
 Trustees/Nominees who are interested persons of Wanger Advisors Trust:

----------------------------------------------------------------------------------------------------------
 Ralph Wanger                    Wanger U.S. Smaller                52,082.06                      0.18%
                                 Companies

                                 Wanger International              113,322.29                      0.66%
                                 Small Cap

                                 Wanger Twenty                      64,624.06                      2.64%

                                 Wanger Foreign Forty               70,825.95                      4.70%
----------------------------------------------------------------------------------------------------------
 Trustees/Nominees               Wanger U.S. Smaller                64,528.60                      0.22%
 and officers as a group         Companies

                                 Wanger International              120,458.23                      0.70%
                                 Small Cap

                                 Wanger Twenty                      74,505.13                      3.04%

                                 Wanger Foreign Forty               81,670.21                      5.41%
----------------------------------------------------------------------------------------------------------

     As of August 31, 2003, none of the independent trustees owned beneficially or of record any shares of Columbia WAM, Columbia Funds Distributor, Inc. ("CFD"), any participating insurance company or of any person directly or indirectly controlling, controlled by, or under common control with Columbia WAM, CFD or any participating insurance company.

     Committees of the Board of Trustees. WAT's board of trustees currently has three standing committees:

    o Executive Committee. Messrs. Phelps and Wanger are members, and Mr. Hasselbring and Ms. Werhane are alternate members, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain statutory exceptions.

    o Audit Committee. Mr. Hasselbring serves as the chairman of the audit committee, and Mr. Phelps and Ms. Werhane are members of the audit committee of the board of trustees. The audit committee identifies the independent accountants to be recommended to the board; meets with the independent accountants and management to review the scope and the results of the audits of the Funds' financial statements; confirms the independence of the independent accountants; reviews with the independent accountants and management the effectiveness and adequacy of the Funds' internal controls; and reviews legal and regulatory matters. Although the board of trustees has determined that WAT does not have an "audit committee financial expert" currently serving on its audit committee, the trustees believe that the current members of the audit committee are qualified to serve on that committee given their experience and background. However, the trustees determined that they would like to have an audit committee financial expert as a member of the audit committee. As a result, the board nominated for election Jerome Duffy whom the board believes will qualify as an audit committee financial expert.

    o Governance Committee. Messrs. Hasselbring and Phelps and Ms. Werhane serve on the governance committee of the board of trustees, which makes recommendations to the trustees regarding committees of the board of trustees and committee assignments, makes recommendations to the trustees regarding the composition of the board of trustees and candidates for election as non-interested trustees, oversees the process for evaluating the functioning of the board of trustees, and makes recommendations to the board of trustees regarding the compensation of trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. The governance committee will not consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Funds.

     Committees of the Trust. The Trust currently has one standing committee described below:

    o Valuation Committee. Messrs. Wanger, Hasselbring and McQuaid are members, and Mr. Phelps and Ms. Werhane are alternate members, of the valuation committee of the Trust. The valuation committee determines valuations of portfolio securities held in any Fund in instances as required by the valuation procedures adopted by the board of trustees.

     During the fiscal year ended December 31, 2002, the board of trustees held four meetings, the audit committee held two meetings, the valuation committee held nine meetings and the executive committee held six meetings. The governance committee did not meet during 2002. All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended December 31, 2002.

     Officers. The following table lists the name, date of birth, position(s) with the Trust and business history for the past five years of each of the Trust's officers. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees. The business address of all officers of the Trust is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                                                                       Number of
                                                                                     Portfolios in
                                                                                     Fund Complex
     Name, Position(s)       Year First                                                For Which
    with Wanger Advisors     Elected or                                              Officer Acts
      Trust and Age at        Appointed         Principal Occupation(s) during          in Same          Other
      January 1, 2003         to Office                Past Five Years                 Capacity      Directorships
--------------------------- ------------  ----------------------------------------- --------------  --------------
Officers of Wanger Advisors Trust:

J. Kevin Connaughton,       2000          Treasurer of the Columbia Funds and of          10        None.
39, Assistant Treasurer                   the Liberty All-Star Funds since
                                          December 2000; Vice President of
                                          Columbia WAM since April 2003
                                          (formerly Controller of the Columbia
                                          Funds and of the Liberty All-Star Funds
                                          from February 1998 to October 2000);
                                          Treasurer of the Galaxy Funds since
                                          September 2002; Treasurer, Columbia
                                          Management Multi-Strategy Hedge
                                          Fund, LLC since December, 2002
                                          (formerly Vice President of Colonial
                                          from February 1998 to October 2000
                                          and Senior Tax Manager, Coopers &
                                          Lybrand, LLP from April 1996 to
                                          January 1998).

Kenneth A. Kalina, 43,      1995          Chief financial officer, Columbia WAM           10        None.
Assistant Treasurer                       since April 2000; assistant treasurer,
                                          Columbia Acorn Trust; fund controller,
                                          Columbia WAM since September 1995;
                                          director, New Americas Small Cap
                                          Fund.

Bruce H. Lauer, 45,         1995          Chief operating officer, Columbia WAM           10        None.
Vice President, Secretary                 since April 1995; principal, WAM from
and Treasurer                             January 2000 to September 29, 2000;
                                          vice president, treasurer and secretary,
                                          Columbia Acorn Trust; director, Wanger
                                          Investment Company plc and New
                                          Americas Small Cap Fund.

Charles P. McQuaid, 49,     1994+         Senior vice president of the Trust from         10        Columbia
President                                 1994 through September 2003; portfolio                    Acorn Trust.
                                          manager and director of research,
                                          Columbia WAM since July 1992;
                                          principal, WAM from July 1995 to
                                          September 29, 2000; senior vice
                                          president, Columbia Acorn Trust.

                                                                                  Number of
                                                                                Portfolios in
                                                                                Fund Complex
    Name, Position(s)      Year First                                             For Which
   with Wanger Advisors    Elected or                                           Officer Acts
     Trust and Age at       Appointed       Principal Occupation(s) during         in Same          Other
     January 1, 2003        to Office               Past Five Years               Capacity      Directorships
------------------------- ------------  -------------------------------------- --------------  --------------
Robert A. Mohn, 41,       1997          Analyst and portfolio manager,               10        None.
Vice President                          Columbia WAM since August 1992;
                                        principal, WAM from 1995 to
                                        September 29, 2000; vice president,
                                        Columbia Acorn Trust.

Todd Narter, 38,          2001          Analyst and portfolio manager,               10        None.
Vice President                          Columbia WAM since June 1997; vice
                                        president, Columbia Acorn Trust.

Christopher Olson, 38,    2001          Analyst and portfolio manager,               10        None.
Vice President                          Columbia WAM since January 2001;
                                        vice president, Columbia Acorn Trust;
                                        prior thereto, director and portfolio
                                        strategy analyst with UBS Asset
                                        Management /Brinson Partners.

John H. Park, 35,         1998          Analyst and portfolio manager,               10        None.
Vice President                          Columbia WAM since July 1993;
                                        principal, WAM from 1998 to
                                        September 29, 2000; vice president,
                                        Columbia Acorn Trust.

Vincent P. Pietropaolo,   2001          Vice president and Senior Counsel,           10        None.
38, Assistant Secretary                 Liberty Funds Group since December
                                        1999; Associate, Morgan Lewis &
                                        Bockius, October 1998 to December
                                        1999.

----------------
+ Mr. McQuaid became President of the Trust in October 2003.

     Compensation of Trustees and Officers. Mr. Wanger and the other officers of the Trust do not receive any compensation from the Trust. During 2002 the Funds paid fees aggregating $106,000 to board members who were not affiliated with WAM. The trustees do not receive any pension or retirement benefits from the Funds. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2002 to each of the trustees of the Trust:

                                      Aggregate            Total
                                    Compensation     Compensation from
Name of Trustee                      from Funds        Fund Complex
--------------------------------   --------------   ------------------
  Jerome L. Duffy                     $     0          $     0
  Fred D. Hasselbring                 $40,500          $40,500
  Dr. Kathryn A. Krueger              $     0          $     0
  P. Michael Phelps*                  $34,500          $34,500
  Patricia H. Werhane                 $31,000          $31,000
  Ralph Wanger                        $     0          $     0

----------------
* Mr. Phelps is not standing for re-election and will retire following the election of the trustees.

     The officers and trustees affiliated with WAM serve without any compensation from the Trust.

     Required Vote. In accordance with the Trust's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Funds voted at the Meeting is required to elect the nominees. Since the number of trustees has been fixed at five, this means that the five persons receiving the highest number of votes will be elected. Each share is entitled to one vote.

                          MORE INFORMATION ABOUT WAT

Organization and Management of the Trust

     The Trust is a Massachusetts business trust organized on August 30, 1994. The Trust is an open-end management investment company, currently with four series: Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty. Wanger U.S. Smaller Companies and Wanger International Small Cap began operations on May 3, 1995. Wanger Twenty and Wanger Foreign Forty each began operations on February 1, 1999.

     The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with WAT or WAM.

Investment Adviser

     Columbia Wanger Asset Management, L.P. ("Columbia WAM") serves as the investment adviser for the Funds and for other institutional accounts. As of August 31, 2003, Columbia WAM had approximately $13.77 billion under management, including the Funds. Columbia WAM changed its name from Liberty Wanger Asset Management, L.P. to its current name on October 13, 2003, and was formerly known as Wanger Asset Management, L.P. ("WAM") until September 29,

2000. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Columbia WAM has advised and managed mutual funds, including the Funds, since 1992. Columbia WAM is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Distributor

     Columbia Funds Distributor, Inc. ("CFD"), One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Trust. CFD is a subsidiary of Columbia Management Group, Inc., which is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Like CFD, the address for Columbia Management Group, Inc., Fleet National Bank and FleetBoston Financial Corporation is One Financial Center, Boston, MA 02111. The Underwriting Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Underwriting Agreement or interested persons of any such party. Shares of the Funds are offered for sale on a continuous basis through CFD on a best efforts basis without any sales commission or charges to the Funds or participating insurance companies or retirement plans purchasing Fund shares. However, each variable annuity contract and variable life insurance policy imposes its own charges and fees on owners of variable annuity contracts and variable life insurance policies, and retirement plans and may impose such charges on participants in a retirement plan.

Independent Accountants

     The independent trustees of WAT have selected Ernst & Young LLP ("E&Y") as independent accountants to audit and certify the Funds' financial statements for the fiscal year ended December 31, 2003. Shareholder approval or ratification of E&Y's selection is not required under the Investment Company Act. Representatives of E&Y will be present at the Meeting, will be given the opportunity to make a statement if they so choose, and are expected to be available to respond to appropriate questions.

     In addition to serving as independent accountants, E&Y has provided limited nonaudit services (primarily tax and business advisory services) to the Funds. The independent trustees carefully considered these nonaudit services when evaluating E&Y's independence for purposes of its selection as the Funds' independent accountants. In a letter to the Funds' audit committee dated February 7, 2003, E&Y confirmed its status as independent accountants with respect to the Funds within the meaning of the federal securities laws.

     E&Y's audit report for each Fund's most recently completed fiscal year did not contain any adverse opinions or disclaimers of opinion, nor did E&Y qualify or modify such reports as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between any of the Funds and E&Y in three key areas: (i) accounting principles and practices, (ii) financial statement disclosures, or (iii) audit scope and procedures -- which, if not resolved to E&Y's satisfaction, would have caused the accountants to reference the matter in their audit reports.

     The audit committee identifies the independent auditors to be recommended for selection by the board of trustees to audit the financial statements of the respective Funds, and reviews the auditor's fees to determine they are appropriate for the services rendered. In addition, with respect to any non-audit services, the audit committee pre-approves all non-audit services to be provided by the independent auditors of WAT to the Funds; provided that pre-approval is not required for non-audit services that (i) were not identified as such at the time the pre-approval was required and (ii) do not aggregate more than 5% of total revenues paid to the independent auditors of WAT by the Funds during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit (referred to hereafter as "non-audit services for the Funds approved prior to completion"). Under the audit committee charter, the audit committee may delegate the authority to pre-approve non-audit services to a member of the audit committee.

     The table below shows the fees paid by the Trust to E&Y during the fiscal years ended December 31, 2001 and December 31, 2002. "Audit Fees" reflect the aggregate fees billed for professional services rendered by E&Y for the audit of the Trust's annual financial statements and services normally provided by E&Y in connection with statutory and regulatory filings. "Audit-Related Fees" reflect the aggregate fees billed for assurance and related services by E&Y that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not included under the heading Audit Fees. "Tax Fees" reflect the aggregate fees billed by E&Y for professional services for tax compliance, tax advice and tax planning. "All Other Fees" reflect the aggregate fees billed for products and services provided by E&Y other than those included under the other captions in the table.

                                  2001                                  2002
----------------------------------------------------------------------------------------------------
                                          % of non-audit                       % of non-audit
                                         services for the                     services for the
                                          Funds approved                       Funds approved
                         Fees Paid     prior to completion     Fees Paid     prior to completion
----------------------------------------------------------------------------------------------------
 Audit Fees             $69,000               N/A             $72,600               N/A
----------------------------------------------------------------------------------------------------
 Audit-Related Fees         --                N/A                 --                N/A
----------------------------------------------------------------------------------------------------
 Tax Fees               $10,000               100%            $10,500               100%
----------------------------------------------------------------------------------------------------
 All Other Fees             --                N/A                 --                N/A
----------------------------------------------------------------------------------------------------
 Total Fees             $79,000                --             $83,100                --
----------------------------------------------------------------------------------------------------

     Under the audit committee charter, with respect to any non-audit services, the audit committee is required to pre-approve all non-audit services to be provided by the independent auditors of WAT to the Columbia Management Group Complex (including Columbia WAM and any entity controlling, controlled by or under common control with Columbia WAM that provides ongoing services to the Funds) where the nature of the services provided has a direct impact on the operations or financial reporting of the Funds (such services, "Columbia Complex Services"); provided that this pre-approval requirement does not apply to Columbia Complex Services that (i) were not identified as such at the time of the pre-approval required and (ii) do not aggregate more than 5% of total revenue paid to the independent auditors of WAT by the Funds for all services and by the Columbia Management Group Complex for Columbia Complex Services during the fiscal year in which those services are provided, if the audit committee approves the provision of such Columbia Complex Services prior to the completion of the audit.

                      MORE INFORMATION ABOUT THE MEETING

     Shareholders. At the record date, the Funds had the following numbers of shares outstanding:

        Fund                                     # Shares
        ----                                     --------
        Wanger U.S. Smaller Companies      28,764,581.221
        Wanger International Small Cap     17,734,379.641
        Wanger Twenty                       2,516,933.843
        Wanger Foreign Forty                1,578,321.547

Of those shares, the only persons known to own of record or beneficially more than 5% of the outstanding shares of any Fund as of the record date were:

                                                                                 Percentage of
                                                           Amount and Nature      Outstanding
Name and Address                           Fund               of Ownership        Shares Held
-------------------------------   ---------------------   -------------------   --------------
Phoenix Home Life                 Wanger U.S. Smaller         7,114,180.281*         24.73%
Accumulation Account              Companies
10 Krey Blvd.
Rensselaer, NY 12144-9681

Phoenix Home Life Variable        Wanger U.S. Smaller         5,184,896.580*         18.03%
10 Krey Blvd.                     Companies
Rensselaer, NY 12144-9681

Keyport                           Wanger U.S. Smaller         2,182,605.460*          7.59%
c/o Sun Life Financial            Companies
P.O. Box 9133
Wellesley Hills, MA 02481-9133

                                                                                   Percentage of
                                                             Amount and Nature      Outstanding
Name and Address                            Fund                of Ownership        Shares Held
--------------------------------   ----------------------   -------------------   --------------
American Express -- Managed        Wanger U.S. Smaller          12,995,336.630*        45.18%
Assets                             Companies
Trust: IDS Life Insurance Corp.
222 AXP Financial Center
Minneapolis, MN 55474-0002

Phoenix Home Life                  Wanger International          4,849,494.011*        27.35%
Accumulation Account               Small Cap
10 Krey Blvd.
Rensselaer, NY 12144-9681

Phoenix Home Life Variable         Wanger International          4,058,358.508*        22.88%
10 Krey Blvd.                      Small Cap
Rensselaer, NY 12144-9681

Keyport                            Wanger International            923,761.055*         5.21%
c/o Sun Life Financial             Small Cap
P.O. Box 9133
Wellesley Hills, MA 02481-9133

American Express -- Managed        Wanger International          7,158,379.818*        40.36%
Assets                             Small Cap
Trust: IDS Life Insurance Corp.
222 AXP Financial Center
Minneapolis, MN 55474-0002

Phoenix Home Life                  Wanger Twenty                   664,542.280*        26.40%
Accumulation Account
10 Krey Blvd.
Rensselaer, NY 12144-9681

Phoenix Home Life Variable         Wanger Twenty                   633,571.719*        25.17%
10 Krey Blvd.
Rensselaer, NY 12144-9681

Keyport                            Wanger Twenty                 1,152,576.996*        45.79%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Phoenix Home Life                  Wanger Foreign                  613,535.147*        38.87%
Accumulation Account               Forty
10 Krey Blvd.
Rensselaer, NY 12144-9681

Phoenix Home Life Variable         Wanger Foreign                  591,139.479*        37.45%
10 Krey Blvd.                      Forty
Rensselaer, NY 12144-9681

Keyport                            Wanger Foreign                  306,054.099*        19.39%
c/o Sun Life Financial             Forty
P.O. Box 9133
Wellesley Hills, MA 02481-9133

----------------
* Shares held of record, all of which are beneficially owned by variable contract owners.

     How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR each proposal.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of Wanger Advisors Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     How You May Vote. You may vote your shares by mail (by signing and returning the enclosed proxy card) or in person at the Meeting. The trustees have been advised by counsel that Massachusetts law and WAT's Agreement and Declaration of Trust and Bylaws permit voting by shareholders in accordance with these procedures. You can revoke any proxy in accordance with the procedures outlined above under "Revoking a Proxy."

     More Information About How Proxies Will Be Solicited. Solicitation of proxies by personal interview, mail and electronic mail may be made by officers and trustees of WAT and employees of Columbia WAM, none of whom will receive any additional compensation for such service, and a third-party solicitation agent. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by WAT. WAT has engaged Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. MIS will assist in the following areas: data processing, proxy production and laser printing, mailing the proxy statement and proxy cards, vote processing and account management. It is anticipated that the cost of the proxy solicitation services provided by MIS will be approximately $10,000, plus reimbursement of reasonable out of pocket expenses.

     Quorum, Voting at the Meeting and Adjournment. Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but have not been voted.

     Approval of Proposal 1 will require the affirmative vote of a plurality of the shares of the Funds, voting together, represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 1.

     If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present at the Meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy. The persons named as proxies intend to vote all proxies in favor of any proposal to adjourn the Meeting. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

     The board of trustees of WAT knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

     WAT is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                       By order of the Board of Trustees,

                                       Bruce H. Lauer
                                       Secretary

October 15, 2003

                                                                        APPENDIX

WANGER ADVISORS TRUST
P.O. BOX 9132
HINGHAM, MA 02043-9132

FUND NAME PRINTS HERE        Special Meeting of Shareholders - November 24, 2003
                      This Proxy Is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID and BRUCE H. LAUER and each or any of them, as proxies, with full power of substitution, to vote all shares of the above-referenced fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on November 24, 2003, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

                                        Dated_______________________, 2003

                                ------------------------------------------------


                                ------------------------------------------------
                                         Signature(s), (if held jointly)

                                IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

                                                                             WAT

                                                                        APPENDIX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The board of trustees recommends a Vote FOR Proposal 1.     FOR ALL     WITHHOLD
                                                          (except as
1. Election of Trustees:                                 marked to the
   (01) Jerome L. Duffy, (02) Fred D. Hasselbring,        contrary at
   (03) Dr. Kathryn A. Krueger, (04) Ralph Wanger,           left)
   (05) Patricia H. Werhane
                                                              ( )          ( )

   To withhold authority to vote for any individual nominee, write that nominee(s) name on the line below.

   --------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2. In their sole discretion on any other matters           ( )    ( )      ( )
   properly coming before the meeting or any adjournment or adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE

                                                                             WAT